                                                                     Exhibit 4.1

 TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                             AVAILABLE FOR DELIVERY

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

    NUMBER                                                SHARES
T

THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP 42725M 10 7
     BOSTON, MASSACHUSETTS OR
        NEW YORK, NEW YORK                  SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



is the owner of



   FULLY-PAID NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By Laws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

(SIGNATURE TO COME)                 SEAL             (SIGNATURE TO COME)

                TREASURER                                              PRESIDENT

COUNTERSIGNED AND REGISTERED:

                             LASALLE NATIONAL BANK
                                                    TRANSFER AGENT AND REGISTRAR
BY                                                          AUTHORIZED SIGNATURE
--------------------------------------------------------------------------------
                           AMERICAN BANK NOTE COMPANY
                             55TH AND SANSOM STREET
                             PHILADELPHIA, PA 19139
                                 (215) 764-8600
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                    SALES:   D. BURNS:         617-786-7600
--------------------------------------------------------------------------------
                    / HOME12/ LIVE JOBS/ H / Heritage 73065
--------------------------------------------------------------------------------

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             PRODUCTION COORDINATOR: JOCELYN WHITAKER: 215-764-8623
                             PROOF OF APRIL 4, 2002
                                    HERITAGE
                                   H 73065 FC
--------------------------------------------------------------------------------
                        OPERATOR:                  HJ
--------------------------------------------------------------------------------
                                      NEW
--------------------------------------------------------------------------------

 TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                             AVAILABLE FOR DELIVERY

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                                  COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


T

THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP 42725M 10 7
     BOSTON, MASSACHUSETTS OR
        NEW YORK, NEW YORK                  SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



is the owner of



   FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By Laws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

(SIGNATURE TO COME)                 SEAL             (SIGNATURE TO COME)

                TREASURER                                              PRESIDENT

COUNTERSIGNED AND REGISTERED:
                             LASALLE NATIONAL BANK
                                                    TRANSFER AGENT AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE
--------------------------------------------------------------------------------
                           AMERICAN BANK NOTE COMPANY
                             55TH AND SANSOM STREET
                             PHILADELPHIA, PA 19139
                                 (215) 764-8600
--------------------------------------------------------------------------------
                    SALES:   D. BURNS:         617-786-7600
--------------------------------------------------------------------------------
                    / HOME12/ LIVE JOBS/ H / Heritage 73065
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PRODUCTION COORDINATOR: JOCELYN WHITAKER: 215-764-8623
                             PROOF OF APRIL 4, 2002
                                    HERITAGE
                                   H 73065 FC
--------------------------------------------------------------------------------
                        OPERATOR:                  HJ
--------------------------------------------------------------------------------
                                      NEW
--------------------------------------------------------------------------------

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common
TEN ENT  -- as tenants by the entireties
JT TEN   -- as joint tenants with right
            of survivorship and not as tenants
            in common


UNIF GIFT MIN ACT--...........Custodian...........
                      (Cust)             (Minor)
                   under Uniform Gifts to Minors
                   Act......................
                              (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED_______________________________


       (Signature)______________________________________________________________
         NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                  AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      Signature Guaranteed:_____________________________________________________
                           ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                           INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS, MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP") OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

         The Securities Represented By This Certificate Are Subject To Certain Restrictions With Respect To The Transfer Of Such Securities Set Forth In The Corporation's Articles Of Amendment And Restatement (Third), As Amended. The Corporation Will Provide A Full Statement About Such Restrictions On Transferability To A Stockholder Upon Request And Without Charge.


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                           AMERICAN BANK NOTE COMPANY
                             55TH AND SANSOM STREET
                             PHILADELPHIA, PA 19139
                                 (215) 764-8600
--------------------------------------------------------------------------------
                     SALES:   D. BURNS:         617-786-7600
--------------------------------------------------------------------------------
                    / HOME12/ LIVE JOBS/ H / Heritage 73065
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PRODUCTION COORDINATOR: JOCELYN WHITAKER: 215-764-8623
                             PROOF OF APRIL 4, 2002
                                    HERITAGE
                                   H 73065 bk
--------------------------------------------------------------------------------
                       OPERATOR:                  HJ
--------------------------------------------------------------------------------
                                      NEW
--------------------------------------------------------------------------------